Exhibit 10.1

Name of Subscriber(s):	RONALD J. SAUL and
ANTONETTE G. SAUL as joint tenants

THE SECURITIES REFERENCED IN THIS AGREEMENT WILL BE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT PURSUANT TO APPLICABLE EXEMPTIONS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

HYDRON TECHNOLOGIES, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of October 3, 2007, by and between RONALD J. SAUL and ANTONETTE G. SAUL, as joint tenants (“Subscriber”), and HYDRON TECHNOLOGIES, INC., a New York corporation (the “Company”).

RECITALS:

A.        The Company is offering for purchase (the “Offering”), on a limited and private basis to “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), 1,400,000 units (the “Units”), comprised of one (1) share (individually a “Share” and collectively, the “Shares”) of its Common Stock (the “Common Stock”), and one (1) warrant for the purchase of one (1) share of Common Stock (individually, a “Warrant” and collectively, the “Warrants”) for an aggregate purchase price of up to ONE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($175,000.00), or $0.125 per Unit (the “Purchase Price”).

B.        The Company’s Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is quoted on the OTC Bulletin Board. The Shares and the Warrants included in the Units will not be registered under the Securities Act or any state securities laws in reliance on certain exemptions from registration provided under Rule 506 of Regulation D promulgated under the Securities Act and Section 4(2) of the Securities Act and the preemption from registration requirements under state securities laws provided by Section 18 of the Securities Act.

C.        Subscriber may pay the Purchase Price by wire transfer, certified, bank or cashier’s check or other immediately available funds, or by the presentation and delivery for cancellation of the principal amount of that certain promissory note dated August 14, 2007 in the principal amount of Twenty Five Thousand Dollars, No Cents ($25,000.00). The Company will pay Subscriber the accrued and unpaid interest on the Note through the date of the closing of the purchase of Units.

AGREEMENT:

NOW, THEREFORE, the Subscriber hereby agrees as follows:

1.         Subscription. The Subscriber hereby subscribes for and agrees to purchase the number of Units indicated on the signature page of this Agreement. This Subscription may be rejected in whole or in part by the Company at anytime in its sole discretion. If the Subscription is rejected, all funds received from the Subscriber, if any, will be returned without interest thereon or deduction therefrom, and, thereafter, this Agreement shall be of no further force or effect.

2.         Subscriber’s Acknowledgment of Restrictions on Transfer; No Right to Require Registration. THE UNDERSIGNED SUBSCRIBER UNDERSTANDS THE OFFER AND SALE OF THE SHARES, INCLUDING SHARES ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE ‘SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES OR “BLUE SKY” LAWS (COLLECTIVELY, “SECURITIES LAWS”) PURSUANT TO APPLICABLE EXEMPTIONS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER. ADDITIONALLY, THE SUBSCRIBER ACKNOWLEDGES THAT THE COMPANY IS NOT OBLIGATED TO REGISTER THE SECURITIES UNDER THE SECURITIES LAWS. SUBSCRIBER FURTHER UNDERSTANDS THAT THE TRANSFER OF THE SECURITIES IS SUBSTANTIALLY RESTRICTED BY THE SECURITIES LAWS AND BY THE ABSENCE OF AN ACTIVE TRADING MARKET FOR THE COMMON STOCK

AND THE ABSENSE OF ANY MARKET FOR THE WARRANTS. THE SUBSCRIBER ACKNOWLEDGES THAT THE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES ARE SUBSTANTIAL AND MAY REQUIRE THE SUBSCRIBER TO HOLD THE SECURITIES INDEFINITELY. THE SUBSCRIBER HEREBY REPRESENTS AND WARRANTS THAT THE SUBSCRIBER HAS ADEQUATE MEANS OF PROVIDING FOR THE SUBSCRIBER’S CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES AND HAS NO NEED FOR LIQUIDITY OF THE SECURITIES.

3.         Subscriber Representations and Warranties. The Subscriber represents and warrants as follows:

A.        The Subscriber has been provided with and reviewed the Company’s quarterly report on Form 10-QSB for the period ended June 30, 2007 and its annual report on Form 10-KSB for the year ended December 31, 2006 (collectively, the “SEC Reports”) and has the opportunity to review any and all filings by the Company with the Securities Exchange Commission (“SEC”) under the Exchange Act (the “SEC Filings”).

B.        The Subscriber understands that: (i) an investment in the Units is a speculative investment that involves a high degree of risk, including the risk of loss of the entire investment of the Subscriber in the Company; (ii) no federal or state agency has passed upon the adequacy or accuracy of the information made available to the Subscriber, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Units as an investment; (iii) there will be restrictions on the transferability of the Shares and Warrants comprising the Units under the Securities Laws, and there will be no public market for the Shares or Warrants, and, accordingly, it may not be possible for the Subscriber to liquidate its investment in the Units; (iv) there is no assurance that the Company will ever be profitable, or that the Subscriber’s investment in the Units will increase in value or ever be recoverable; and (v) although the Subscriber is not obligated to purchase additional shares of the Company’s capital stock, the Company may sell additional shares of capital stock, and borrow money on behalf of the Company secured by the assets of the Company.

C.        The Subscriber hereby acknowledges and understands (i) the risks inherent to investments in general, and to this investment in particular, and (ii) none of the SEC or the Department of Financial Services of the State of Florida or any other department or agency of any other jurisdiction, have passed upon the adequacy or accuracy of the disclosure provided to investors in connection with an investment in the Units or approved or disapproved an investment in the Units.

D.        The Subscriber’s financial condition is such that it has no need for liquidity with respect to its investment in the Units to satisfy any existing or contemplated undertaking or indebtedness and is able to bear the economic risk of its investment in the Units for an indefinite period of time, including the risk of losing all of its investment.

E.        Subscriber has full power and authority and has taken all action necessary to permit it to execute and deliver this Agreement and all other agreements, instruments and other documents contemplated by this Agreement to which it is a party (the “Related Documents”), and to perform its obligations hereunder and thereunder and none of such actions will violate any applicable law, regulation, order, judgment or decree, or result in the breach of or constitute a default under (or an event which, with notice or lapse of time or both would constitute a default) under any agreement, instrument or understanding to which the Subscriber is a party or by which he, she or it is bound. This Agreement and each of the Related Documents to which he, she or it is a party constitutes, or when executed and delivered by Subscriber will constitute, a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, equitable principles limiting rights to specific performance and other equitable remedies.

F.        The Subscriber acknowledges that neither the Company nor any representative of the Company has made any representations or warranties in respect of the Company’s business or profitability and that it is relying solely in that regard on the disclosures contained in the Company’s SEC Filings.

4.         No Representations. Subscriber represents and warrants that in making the decision to purchase the Units herein subscribed for, Subscriber has relied solely upon independent investigations made by Subscriber, and the Subscriber further represents and warrants that the Subscriber is not acquiring the Units as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, any seminar or any solicitation by a person not previously known to the Subscriber, and that Subscriber is not aware of any general solicitation or general advertising regarding the purchase of the Units. The Subscriber acknowledges and confirms that it is not relying upon any statement, representation or warranty made by the Company or its representatives in making a decision to subscribe for the Units. Any information obtained by Subscriber from the Company may not be complete or accurate as of any date subsequent to the date provided or such earlier date applicable to the information, may include information about business plans of the Company that may not be consummated and may include statements, estimates and projections that are highly speculative.

5.         No Commission or Brokerage Fee. The Subscriber represents that the Subscriber has no knowledge of any commission, brokerage fee or other remuneration being paid or to be paid directly or indirectly related to the sale or solicitation of the sale of the Units.

6.         Investment Intent. The Subscriber hereby represents and warrants that the Subscriber is acquiring the Units solely for the account of the Subscriber for investment purposes only and not for distribution or resale to others. The Subscriber represents that the Subscriber will not resell or offer to resell any Units except in strict compliance with all applicable Securities Laws.

7.         Residency. The Subscriber represents and warrants that the Subscriber is a bona fide resident of the state set forth as his/her address below, and the undersigned agrees that if his/her principal residence changes prior to his/her purchase of the Units, he/she will promptly notify the Company.

8.         Reliance on Representations. The Subscriber understands that the Company, and its directors and officers will be relying on the accuracy and completeness of all matters set forth in this Agreement, and the Subscriber represents and warrants to the Company and its directors and officers that the information, representations, warranties, acknowledgments and all other matters set forth herein with respect to the Subscriber are complete, true and correct and does not fail to include any material fact necessary to make the facts stated, in light of the circumstances in which they are made, not misleading, and may be relied upon by them in determining whether the offer and sale of the Units to the Subscriber is exempt from registration under the Securities Laws, and the Subscriber will notify them immediately of any change in any statement made herein that occurs prior to the consummation of the purchase of the Units hereunder.

9.         Entity Existence. If the Subscriber is a corporation, entity, trust, employee benefit plan, individual retirement account, Keogh plan, or other tax-exempt entity, it was not formed for the purpose of acquiring the Units, it has been in existence for more than 90 days prior to the date hereof, it is authorized and qualified to become an investor in the Company, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

10.       Individual Accreditation. The Subscriber, if an individual, has a net worth in excess of $1,000,000.00 and/or has an individual income in each of the two most recent years in excess of $200,000.00 and has a reasonable expectation of reaching the same level of income in the current year.

11.       Entity Accreditation. The undersigned, if an entity, has a net worth in excess of $5,000,000.00, was not formed for the purposes of acquiring the Units, and the decision to invest is being made by an individual meeting the requirements described in Section 11 hereof. Alternatively, if the Subscriber does not meet the requirements of the preceding sentence, each of its equity owners are individuals meeting the requirements described in Section 12 hereof.

12.       Confirmation. All information that the Subscriber has provided anywhere in this Agreement concerning the Subscriber and the Subscriber’s financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the acceptance of the Subscriber’s subscription for Units that is being purchased, the Subscriber will immediately provide such information to the Company.

13.       Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company, and its stockholders, directors, officers, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement of a material fact made by Subscriber and contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

14.       Risks of Investment. An investment in the Company is subject to substantial risks. Subscriber is urged to carefully review with the Company and the Subscriber’s financial, legal and accounting advisers all risks pertaining to an investment in the Company prior to making a decision to purchase any Units and in particular is urged to carefully review the Company’s SEC Filings and the Company’s financial statements included therein.

15.       Miscellaneous.

A.        Severability. In the event any portions of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void portions were deleted.

B.        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

C.        Governing Law; Venue. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance thereof shall be governed or interpreted according to the laws of the State of Florida, without giving effect to the conflict of laws provisions thereof.

D.        Entire Agreement; Amendment; Waiver. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver, discharge or termination is sought.

E.        Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

F.        Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Units.

G.        Assignability. This Agreement and the rights and obligations hereunder, and the Units contemplated to be purchased hereunder, are not transferable or assignable by the Subscriber, and any such attempted transfer or assignment shall be void ab initio.

H.        Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors, and assigns.

I.         Restrictive Legend. Each certificate evidencing Shares or Warrants and each certificate evidencing Warrant Shares shall bear a legend in the form of Annex A hereto.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of acceptance set forth beneath the date of the last signature hereon.

Subscription Amount:	200,000 Units

Purchase Price:	$25,000
(Number of Units multiplied by $0.125 per Unit)

IF INDIVIDUAL SUBSCRIBER:

XXX-XX-XXXX	Ronald J. Saul
Social Security Number	Print Name of Individual Subscriber

10/3/2007	/s/ Ronald J. Saul
Date of Subscriber’s Execution	Signature of Subscriber

Antonette G. Saul
Print Name of Individual Subscriber

/s/ Antonette G. Saul
Print Name of Individual Subscriber

Number and Street of Principal Residence

or Business Address

3999 Benden Circle

Address

Murrysville, PA 15668

City, State and Zip Code

724-327-4036

Telephone Number

724-327-4036

Fax Number

Manner in which the Units are to be held:

______	Individual Ownership
______	Tenants-in-Common
X	Joint Tenants with Right of Survivorship
______	Community Property
______	Entity
______	Trust
______	Corporation
______	Other (please indicate) _________________________

[THIS SPACE INTENTIONALLY BLANK]

ACCEPTANCE

By signing below, the undersigned accepts the foregoing subscription in accordance with the terms hereof.

HYDRON TECHNOLOGIES, INC.,

a New York corporation

By: /s/ Ronald J. Saul

Print Name: Ronald J. Saul

Title: Authorized Person

Dated: 10/3/2007

[THIS SPACE INTENTIONALLY LEFT BLANK]

ANNEX A

RESTRICTIVE STOCK LEGEND

Shares of the Common Stock (“Common Stock”) offered hereby and shares of Common Stock issuable upon exercise of a Common Stock purchase warrant (“Warrant”) offered hereby, of Hydron Technologies, Inc., a New York corporation (the “Company”), are subject to certain restrictions on transfer under federal and applicable state securities law. Certificates evidencing shares of Common Stock, Warrants and shares of Common Stock issued upon exercise of Warrants shall bear the following restrictive legend with respect to such restrictions:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration in effect with respect to the securities under the Act and registration or qualification under applicable state securities laws or, if reasonably requested by the Company, an opinion of counsel satisfactory to the Company that such registration or qualification is not required.”

A-1